SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 21, 2001




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

          Citizens Communications Company announced on September 21, 2001 that it received California PUC approval to sell its water and wastewater operations.


Item 7.  Financial Statements, Exhibits

         (c) Exhibits

          99.1  Press  Release  of  Citizens   Communications  Company  released
          September 21, 2001 announcing that it received California PUC approval to sell its water and wastewater operations.

                                                  Citizens Communications
                                                  3 High Ridge Park
                                                  Stamford, CT 06905
                                                  203.614.5600
                                                  Web site: www.czn.net

FOR IMMEDIATE RELEASE

Contact:
Brigid Smith
Assistant Vice President,
Corporate Communications
203.614.5042
bsmith@czn.com

           Citizens Communications Receives California PUC Approval to
                      Sell Water and Wastewater Operations

Stamford, Conn., September 21, 2001 -- Citizens Communications (NYSE:CZN, CZB) announced today that the California Public Utilities Commission has approved the sale of the company's water and wastewater operations to American Water Works, Inc. (AWK). The approval was the last remaining state public utility authority approval required to complete the sale of Citizens' six-state water and wastewater operations to AWK for approximately $835 million. The closing of the transaction is expected to occur during the fourth quarter of 2001.

The sale of Citizens' water and wastewater operations is an integral part of the company's planned divestiture of its public service operations in order to focus upon telecommunications.

About Citizens Communications
Citizens Communications serves 2.5 million access lines in 24 states and is acquiring an additional 63,000 access lines. Citizens owns approximately 85 percent of Electric Lightwave, Inc. (NASDAQ: ELIX). More information on Citizens may be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.

                                   Signature
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)



                  By: /s/ Robert J. Larson
                      -------------------------------------------
                      Robert J. Larson
                      Vice President and Chief Accounting Officer


Date: September 21, 2001